EXHIBIT 99.2

O-I Earnings Presentation Fourth Quarter and Full Year 2009 January 27, 2010

Introduction Agenda Business discussion Financial review Business outlook Concluding remarks and Q&A Presenters Regulation G The information included in this presentation regarding adjusted net earnings relates to earnings from continuing operations exclusive of items management considers not representative of ongoing operations does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses this non-GAAP information principally for internal reporting, forecasting, budgeting and calculating bonus payments. Further, the information in this presentation regarding free cash flow does not conform to GAAP. Management defines free cash flow as cash provided by operating activities less capital spending (both as determined in accordance with GAAP) and has included this non-GAAP information to assist in understanding the comparability of cash flows. Management uses this non-GAAP information principally for internal reporting, forecasting, and budgeting. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This presentation contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. It is possible the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, (2) changes in capital availability or cost, including interest rate fluctuations, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in the tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) fluctuation in raw material and labor costs, (6) availability of raw materials, (7) costs and availability of energy, (8) transportation costs, (9) the ability of the Company to raise selling prices commensurate with energy and other cost increases, (10) consolidation among competitors and customers, (11) the ability of the Company to integrate operations of acquired businesses and achieve expected synergies, (12) unanticipated expenditures with respect to environmental, safety and health laws, (13) the performance by customers of their obligations under purchase agreements, and (14) the timing and occurrence of events which are beyond the control of the Company, including events related to asbestos-related claims. It is not possible to foresee or identify all such factors. Any forward-looking statements in this presentation are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in the company’s presentation. Al Stroucken Chairman and CEO Ed White SVP and CFO

Business Discussion: Full Year and Fourth Quarter 2009 Highlights Strong financial performance amid global economic recession FY09: Strong performance amid global recession $2.93/sh: one of our best results since 1991 IPO $372 million free cash flow generated Shipments down, but improved throughout 2009 on YoY basis Higher price/mix more than offset modest cost inflation Benefits from strategic footprint alignment initiative 4Q09: Higher YoY earnings Strong operating performance offset higher non-operational costs Higher price/mix benefited earnings YoY volume trends improved, in line with expectations Cash used for capex, debt reduction, accelerated pension funding 2010 business outlook Positive price/mix and modest cost inflation Significant operating leverage to improved volumes Higher non-operational costs Adjusted Net Earnings Per Share (1) 1 EPS from continuing operations exclusive of items management considers not representative of ongoing operations. A description of all items that management considers not representative of ongoing operations and a reconciliation of the GAAP to non-GAAP earnings and earnings per share can be found in the appendix to this presentation. $1.08 $0.55 $1.35 $0.94 $0.95 $0.45 $0.90 $0.49 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 1Q08 1Q09 2Q08 2Q09 3Q08 3Q09 4Q08 4Q09

Business Discussion: Segment Operating Profit Solid finish to a year impacted by challenging market conditions ($millions) ($millions) Full Year Fourth Quarter $20 $79 $38 $20 $53 $70 $33 $40 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Europe North America South America Asia Pacific 4Q 2008 4Q 2009 $478 $331 $163 $185 $281 $131 $251 $333 $0 $100 $200 $300 $400 $500 $600 Europe North America South America Asia Pacific Full Year 2008 Full Year 2009

Financial Review: 4Q09 Sales, Profit and EPS Reconciliations Higher operating profit more than offsets larger non-operational costs 1 Reportable segment sales exclude $12 million, principally for the company’s global equipment sales business. 2 The major components of the 4Q09 manufacturing and delivery line include approximately $24 million of higher production volume costs (primarily temporary production curtailments), $26 million of higher maintenance/production costs and a $18 million benefit from the strategic footprint initiative. Reportable Segments Adjusted Net Sales (1) Operating Profit Income ($ Millions) ($ Millions) (Non-GAAP EPS) 4Q08 $1,697 $157 $0.45 Price and product mix 76 76 0.37 Sales volume (102) (34) (0.17) Currency translation 183 26 0.13 Manufacturing and delivery (2) - (32) (0.16) Operating expense - 10 0.05 Operations 157 46 0.22 Other (principally exchange losses on Venezuelan bolivars) - (7) (0.04) Interest expense - - (0.03) Retained corporate costs - - (0.10) Non-controlling interests - - 0.07 Effective tax rate - - (0.08) Non-Operational - (7) (0.18) Total reconciling items 157 39 0.04 4Q09 $1,854 $196 $0.49

Financial Review: Full Year 09 Sales, Profit and EPS Reconciliations Achieved segment profit of nearly $1 billion 1 Reportable segment sales exclude $46 million, principally for the company’s global equipment sales business. 2 The major components of the full year 2009 manufacturing and delivery line include approximately $302 million of higher production volume costs (primarily temporary production curtailments), $54 million in cost inflation, a benefit of $28 million from lower warehouse, delivery, and other production costs, and a $122 million benefit from the strategic footprint initiative. Reportable Segments Adjusted Net Sales (1) Operating Profit Income ($ Millions) ($ Millions) (Non-GAAP EPS) Full Year 2008 $7,808 $1,157 $3.80 Price and product mix 377 377 1.69 Sales volume (820) (280) (1.26) Currency translation (344) (35) (0.16) Manufacturing and delivery (2) - (206) (0.91) Operating expenses - 4 0.02 Operations (787) (140) (0.62) Other (principally exchange losses on Venezuelan bolivars) - (21) (0.12) Interest expense - - 0.12 Retained corporate costs - - (0.30) Non-controlling interests - - 0.15 Effective tax rate - - (0.10) Non-Operational - (21) (0.25) Total reconciling items (787) (161) (0.87) Full Year 2009 $7,021 $996 $2.93

Financial Review: Free Cash Flow Reconciliation (1) 2009 free cash flow rivals record 2008 level (2) ($millions) 1 Free Cash Flow equals cash provided by continuing operating activities less capital spending for continuing operations. 2 Other Operating Items is comprised of retained corporate costs, non-controlling interests, current tax expense, net interest, other non-cash charges and changes in other non-current assets/liabilities. Full Year: 2008 vs. 2009 $372 $396 ($36) ($19) ($66) $20 ($161) ($64) $302 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 FCF Full Year 2008 Segment Operating Profit Depreciation & Amortization Change in Working Capital Asbestos Related Payments CapEx Restructuring Payments Other Operating Items FCF Full Year 2009

Financial Review: Balance Sheet and Cash Flow Improvement in already strong financial position supports strategic priorities Gross and Net Debt Cash and Debt Year-end Cash: $812 million 2009; $380 million 2008 Year-end Reported Debt: $3.61 billion 2009; $3.33 billion 2008 Year-end Net Debt: $2.80 billion 2009; $2.95 billion 2008 $372 million free cash flow 2.2x leverage ratio per bank credit agreement (1) $760 million available under global revolving credit facility Capital and Restructuring: Capital Investments: $234 million 4Q09; $428 million FY09 Restructuring Payments: $26 million 4Q09; $68 million FY09 Other uses of Cash in 4Q09 Debt Reduction: $63 million Accelerated Non-US Pension Funding: $50 million Venezuela Update Adopted parallel rate for balance sheet at year-end 2009 Deemed highly inflationary economy for 2010 Official currency devalued in January 2010 1 Total debt less cash divided by bank credit agreement EBITDA. ($millions) $5,297 $5,457 $3,714 $3,334 Gross Debt $3,610 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2005 2006 2007 2008 2009 Cash Net Debt

Asbestos Review Asbestos-related cases and payments continue to decline New Filings and Pending Cases Total Liability and Payments # of filings/cases ($millions) - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 2003 2004 2005 2006 2007 2008 2009 Pending New $0 $200 $400 $600 $800 $1,000 2003 2004 2005 2006 2007 2008 2009 Total Liability Payments

Business Outlook: 1Q10 and Full Year 2010 (1) Well positioned to drive profitable growth in 2010 as market recovers (1) - All items are estimates, all estimates are approximate, estimates are subject to change throughout the year. Reported results can be significantly affected by changing foreign currency exchange rates. - Retained Corp/Other: Incremental $50 million - Mostly due to higher pension expense - Interest expense: Incremental $20-40 million - Tax ETR: 27% +/- Favorable / Unfavorable Impact on Earnings Year-over-Year 1Q10 vs 1Q09 FY10 vs FY09 Additional 2010 annual commentary Operational Factors Price/Mix - Earnings sensitivity: For every 1% change in price/mix, the impact on annual EPS is $0.25 to $0.30/share Sales Volume - Earnings sensitivity: For every 1% change in sales volume, the impact on annual EPS is $0.08 to $0.12/share Temporary Production Curtailments - Earnings sensitivity: For every 1% change in production volume, the impact on annual EPS is $0.08 to $0.12/share Cost Inflation - $50-80 million annual cost inflation Incremental footprint Savings - $50-80 million incremental annual cost savings Non-Operational Costs Other Items N/A N/A - Capital expenditures: $475 million - Restructuring payments: $100 million - Pension contributions: $15 million

Concluding Remarks and Q&A Investor day Thursday, March 18, 2010, 8:30am ET at New York Stock Exchange First quarter 2010 earnings dates Press release to be issued after market close Wednesday, April 28, 2010 Earnings conference call Thursday, April 29, 2010, 8:30 a.m. ET Investor relations contacts John Haudrich, VP – Investor Relations, (567) 336.2700 Jason Bissell, Asst. Director – Investor Relations, (567) 336.2701 Sasha Sekpeh, Investor Relations Specialist, (567) 336.2355

Appendix

Reconciliation of GAAP to non-GAAP Items (4Q) Three months ended December 31 $ Millions, except per share amounts 2009 2008 Earnings EPS Earnings EPS Net loss attributable to the Company $(159.3) $(0.95) $(229.7) $(1.39) Less loss from discontinued operations $(1.1) $(0.01) Loss from continuing operations $(159.3) $(0.95) $(228.6) $(1.38) Items that management considers not representative of ongoing operations consistent with Segment Operating Profit  • Charges for asbestos-related costs 180.0 1.06 248.8 1.47 • Charges for restructuring and asset impairment 93.8 0.55 16.5 0.09 • Charges for Venezuela currency remeasurement 17.6 0.10 • Non-cash tax benefit transferred from other (47.9) (0.28) comprehensive income (equity) • Dilutive effect of options and other 0.01 0.04 • Net charges related to tax restructuring and other 39.5 0.23 Adjusted net earnings $84.2 $0.49 $76.2 $0.45  Diluted shares outstanding (millions) 171.7 169.4

Reconciliation of GAAP to non-GAAP Items (Full Year)  Twelve months ended December 31 $ Millions, except per share amounts 2009 2008 Earnings EPS Earnings EPS Net earnings attributable to the Company $161.8 $0.95 $258.3 $1.52 Less gain on sale of discontinued operations - 6.8 0.04 Earnings from continuing operations $161.8 $0.95 251.5 1.48 Items that management considers not representative of ongoing operations consistent with Segment Operating Profit • Charges for asbestos-related costs 180.0 1.06 248.8 1.47 • Charges for restructuring and asset impairment 182.8 1.07 110.1 0.65 • Charges for Venezuela currency remeasurement 17.6 0.10 • Charges for note repurchase premiums and write-off of finance fees 5.2 0.03 • Non-cash tax benefit transferred from other comprehensive income (equity) (47.9) (0.28) • Net benefit related to tax legislation, restructuring, and other 34.8 0.20  Adjusted net earnings $499.5 $2.93 $645.2 $3.80 Diluted shares outstanding (millions) 170.5 169.7

Free Cash Flow (1) Free Cash Flow equals cash provided by continuing operating activities less capital spending for continuing operations. Gain (loss) from discontinued operations $ Million Three months ended Dec. 31 Twelve months ended Dec. 31 2009 2008 2009 2008 Net earnings (loss) attributable to the Company $(159.3) $(229.7) $161.8 $258.3 - (1.1) - 6.8 Earnings (loss) from continuing operations (159.3) (228.6) 161.8 251.5 Non-cash charges: Depreciation and amortization 103.6 99.1 395.9 459.9 Asbestos-related costs 180.0 250.0 180.0 250.0 Restructuring and asset impairment 100.5 21.6 213.6 133.3 Non cash tax benefit (47.9) - (47.9) - All other non-cash charges 66.2 98.8 169.5 168.9 Payments and other reconciling items: - - Asbestos-related payments (67.9) (69.9) (190.3) (210.2) Restructuring payments (25.6) (20.9) (68.3) (48.9) Change in components of working capital 144.9 45.6 143.3 (158.6) Change in non-current assets and liabilities (73.9) (19.4) (157.6) (88.7) Cash provided by cont. operating activities 220.6 176.3 800.0 757.2 Additions to PP&E for continuing operations (233.9) (123.2) (427.6) (361.7) Free Cash Flow (1) $(13.3) $53.1 $372.4 $395.5

 Foreign Currency Exchange Rate Trends (1) Average exchange rate for the quarter (1) FX Translation Impact on Sales, Segment Operating Profit and Non-GAAP EPS EUR v USD 1.15 1.30 1.45 1.60 4Q 1Q 2Q 3Q 4Q 2007 2008 2009 AUD v USD 0.60 0.70 0.80 0.90 1.00 4Q 1Q 2Q 3Q 4Q 2007 2008 2009 (Compared to prior year) 2008 2009 $ Millions except EPS 1Q 2Q 3Q 4Q Year 1Q 2Q 3Q 4Q Year Sales $187 $202 $82 $(195) $276 $(246) $(208) $(72) $183 $(344) Segment Operating Profit 35 32 13 (24) 56 (29) (23) (10) 26 (35) Non-GAAP EPS 0.14 0.14 0.06 (0.13) 0.25 (0.13) (0.10) (0.04) 0.13 (0.16)